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[logo] M F S(R)
INVESTMENT MANAGEMENT

[graphic omitted]

                    MASSACHUSETTS
                    INVESTORS TRUST
                    SEMIANNUAL REPORT o JUNE 30, 2001

TABLE OF CONTENTS

Letter from the Chairman ..................................................  1
Management Review and Outlook .............................................  5
Performance Summary ....................................................... 10
Portfolio of Investments .................................................. 14
Financial Statements ...................................................... 22
Notes to Financial Statements ............................................. 30
Trustees and Officers ..................................................... 37

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MFS(R) PRIVACY POLICY

At MFS(R), we are committed to protecting your privacy.

On behalf of the MFS Family of Funds(R), the MFS(R) Institutional Trusts, the Vertex(SM) Funds, Massachusetts Financial Services Company, and certain affiliates(1) (collectively, "MFS," "we," "us" or "our"), this privacy policy outlines certain of our policies designed to maintain the privacy of your nonpublic personal information.

Nonpublic personal information includes much of the information you provide to us and the related information about you and your transactions involving your MFS investment product or service. Examples of nonpublic personal information include the information you provide on new account applications for MFS investment products or services, your share balance or transactional history, and the fact that you are a customer of MFS.

We may collect nonpublic personal information about you from the following sources:

    o information we receive from you on applications or other forms

    o information about your transactions with us, our affiliates, or others, and

    o information we receive from a consumer reporting agency

We do not disclose any nonpublic personal information about our customers or former customers to anyone except as permitted by law. We may disclose all of the information we collect, as described above, to companies that perform marketing services on our behalf or to other financial institutions with whom we have joint marketing arrangements.

We restrict access to nonpublic personal information about you to personnel who are necessary or appropriate to provide products or services to you. We maintain physical, electronic, and procedural safeguards that comply with federal regulations to guard your nonpublic personal information.

Our privacy policy applies only to individual MFS investors who have a direct relationship with us. If you own MFS products or receive MFS investment services in the name of a third-party broker-dealer, bank, investment adviser or other financial service provider, that third-party's privacy policies may apply to you and our privacy policy may not.

If you have any questions with respect to MFS' privacy policy, please call 1-800-225-2606 any business day between 8 a.m. and 8 p.m. Eastern time.

(1)MFS Institutional Advisors, Inc., Vertex Investment Management, Inc., MFS Original Research Advisors, LLC, MFS Original Research Partners, LLC,
   MFS(R) Heritage Trust Company(SM), and MFS Fund Distributors, Inc.
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NOT FDIC INSURED                 MAY LOSE VALUE                NO BANK GUARANTEE
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

LETTER FROM THE CHAIRMAN

[Photo of Jeffrey L. Shames]
   Jeffrey L. Shames

Dear Shareholders,
Over the past five years, it seems we've experienced nothing but market extremes. From 1996 to 1999, investors enjoyed perhaps the best bull market in U.S. history. Amid the excitement, concern about risk sometimes appeared to take a back seat to concern about returns.

Since the spring of last year, we've witnessed another extreme. A collapsing market often punished companies indiscriminately, seemingly unable to distinguish between firms with strong long-term prospects and those that were genuinely in trouble. The market rudely reminded us that investing is still about balancing risk against potential reward.

In our view, we seem to be entering a period in which stock and bond performance may be closer to historical norms. While some may find that disappointing in comparison to the late 1990s, we think a "normal" market may be a lot easier on investors' emotions. And, boring as it may sound, we think that recent events have shown that our fundamental beliefs about investing -- the guidelines for balancing risk and reward that we and many other investment companies have been repeating for years -- are still relevant. Let's look at how some of those guidelines applied to recent events.

DIVERSIFY
The theory behind diversification is that various asset classes -- growth stocks, value stocks, international stocks, and bonds, for example -- may not move in unison. One asset class may be outperforming while another may be in a slump. Because it's impossible to predict when individual asset classes will move in and out of favor, it's a good idea to spread your investments across several asset classes -- so the theory goes. And if you look at the market over the past several years, we think events have borne out the theory and rewarded many investors who heeded the call to diversify.

In the late 1990s, at the height of the growth stock boom, investors who diversified into value stocks and bonds may have felt left out of the party. Some market commentators proclaimed that diversification as an investment strategy was dead. But as many growth stocks began to collapse in early 2000, bonds and value stocks entered some of their best times in recent memory. Consider this: the 12-month period ended June 30, 2001, was a period widely reported in the media as a miserable one for stocks. The NASDAQ Composite Index -- a market index heavily laden with stocks of the technology, telecommunications, and Internet companies often referred to as the "new economy" -- returned -45.51% for the period. Even the Standard & Poor's 500 Composite Index (the S&P 500), a broader market index, was down 14.83%.(1)

But the value stocks in the S&P 500, as measured by the Standard & Poor's 500/ BARRA Value Index, were up 7.82% over the same period. And the bond market, as measured by the Lehman Brothers Aggregate Bond Index (the Lehman Index), was up 11.23% for the period.(2) So while investors who concentrated only on growth stocks may have recently experienced negative returns across their portfolios, investors who diversified may have enjoyed relatively strong performance in some of their holdings.

EXPECT REASONABLE RETURNS
It may be clear today that the late 1990s were abnormally good times for equity investors. But at the time it seemed to many that long-term annual returns of 20% or more were becoming the norm. For a brief period, our financial goals seemed much more reachable. For many investors, the hardest aspect of the recent downturn may not have been their short-term losses, but the need to bring their long-term expectations back to reasonable levels.

What's reasonable? That depends on an investor's financial situation, investment goals, and tolerance for risk. The historical returns of the S&P 500, often used as a measure of the overall equity market, are in the 14% - 15% range for the 5-, 10-, 20-, and 25-year periods ended
June 30, 2001. For the 30-year period ended on the same date, which includes the extended market downturn of the early 1970s, the average annual return of the S&P 500 drops to 12.61% -- still what we would consider a respectable return on your money.(3) Retirement savings charts and calculators offered by many mutual fund companies have traditionally assumed a more conservative average annual return of 8% - 10% for equity portfolios.

While returning less than stocks for most periods, bonds as a group have tended to be less volatile than equities and still beat inflation. For the 5-, 10-, 20-, and 25-year periods ended June 30, 2001, average annual bond returns as measured by the Lehman Index ranged from about 7% to 11%, while average annual inflation ranged from about 2% to 5% for the same periods.(4)

Of course, past performance is no guarantee of future returns, and each investor's financial situation, goals, and risk tolerance are unique. But we think the historical returns of common market indices can provide a starting point for determining reasonable expectations.

DEVELOP A LONG-TERM FINANCIAL PLAN WITH THE HELP OF AN INVESTMENT PROFESSIONAL Developing a written plan forces you to define your financial goals, figure out a realistic plan for attaining them, and periodically assess how you're doing. Over the past several years, sticking to a diversified plan could have potentially helped an investor endure a wide range of market extremes.

We think there are two basic reasons to hire an investment professional: to help you develop a financial plan and update it as your needs change, and to keep you honest when market extremes tempt you to deviate from your plan. It's certainly possible to develop and stick to a financial plan on your own. But our experience has been that most investors can benefit from the knowledge, perspective, and clarity that an investment professional can bring to the process.

In closing, we would submit that our fundamental beliefs about investing remain valid, even in extreme, perhaps once-in-a-generation, market environments such as we've just experienced. Although it seemed for a while that risk had become an irrelevant concept, we would suggest that balancing risk and potential reward will always be a key to developing a realistic financial plan. As we head into what we believe may be calmer and more "normal" times, we would suggest that you discuss these ideas with your investment professional and incorporate them into your financial plan, if you haven't already done so. As always, we appreciate your confidence in MFS and welcome any questions or comments you may have.

     Respectfully,

 /s/ Jeffrey L. Shames

     Jeffrey L. Shames
     Chairman and Chief Executive Officer
     MFS Investment Management(R)

     July 16, 2001

The opinions expressed in this letter are those of MFS, and no forecasts can be guaranteed. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RETURNS. IT IS NOT POSSIBLE TO INVEST DIRECTLY IN AN INDEX.
------------
(1)Source: Lipper Inc. The NASDAQ Composite Index is an unmanaged, market-weighted index of all over-the-counter common stocks traded on the National Association of Securities Dealers Automated Quotation system. The Standard & Poor's 500 Composite Index is an unmanaged but commonly used measure of common stock total return performance.

(2)Source: Lipper Inc. The Standard & Poor's 500/BARRA Value Index is a market-capitalization-weighted index of the stocks in the S&P 500 having the highest book-to-price ratios. The index consists of approximately half of the S&P 500 on a market capitalization basis. The Lehman Brothers Aggregate Bond Index is unmanaged and is composed of all publicly issued obligations of the U.S. Treasury and government agencies, all corporate debt guaranteed by the U.S. government, all fixed-rate nonconvertible investment-grade domestic corporate debt, and all fixed-rate securities backed by mortgage pools of the Government National Mortgage Association
   (GNMA), the Federal Home Loan Mortgage Corporation (FHLMC), and the Federal National Mortgage Association (FNMA).

(3)Source: Lipper Inc. The average annual returns for the Standard & Poor's 500 Composite Index were 14.48%, 15.10%, 15.33%, 14.27%, and 12.61%, respectively, for the 5-, 10-, 20-, 25-, and 30-year periods ended
   June 30, 2001.

(4)Source: Lipper Inc. The average annual returns for the Lehman Brothers Aggregate Bond Index were 7.48%, 7.87%, 10.68%, and 9.27%, respectively, for the 5-, 10-, 20-, and 25-year periods ended June 30, 2001. The cost of living (inflation) is measured by the Consumer Price Index (CPI) published by the U.S. Bureau of Labor Statistics. The average annual increase in the CPI was 2.58%, 2.73%, 3.44%, and 4.68%, respectively, for the 5-, 10-, 20-, and
   25-year periods ended June 30, 2001.

MANAGEMENT REVIEW AND OUTLOOK

For the six months ended June 30, 2001, Class A shares of the fund provided a total return of -10.35%, Class B shares -10.64%, Class C shares -10.69%, Class I shares -10.24%, and Class J shares -10.65%. These returns, which include the reinvestment of any dividends and capital gains distributions but exclude the effects of any sales charges, compare to a -6.70% return over the same period for the fund's benchmark, the Standard & Poor's 500 Stock Index (the S&P 500). The S&P 500 is an unmanaged but commonly used measure of common stock total return performance. During the same period, the average large-cap core fund tracked by Lipper Inc., an independent firm that reports mutual fund performance, returned -8.56%.

Q. WHAT FACTORS CAUSED THE FUND TO UNDERPERFORM THE S&P 500 DURING THE PERIOD?

A. While broad market conditions continued to be marked by poor investor confidence and general uncertainty about corporate earnings, the primary reason the fund lagged the S&P 500 was our significant exposure to energy and utilities stocks. Despite our conviction regarding the future prospects of energy stocks, many of the natural gas, oil services, and electric utilities that performed very well for the fund in the early part of the year have come under pressure due to concerns about stock valuations and increased oil reserves, which could lead to lower prices. According to our research, however, oil prices could remain near historically high levels, providing support to capital spending, corporate earnings, and profit margins.

Q. WHICH HOLDINGS TURNED OUT TO BE DISAPPOINTMENTS?

A. Within the natural gas providers and electric power industries, our holdings in Enron Corp., El Paso, and Calpine were among the biggest detractors. While many of these stocks hurt short-term performance, we continued to overweight the portfolio in the energy and utilities sectors versus the benchmark because the weakness in these holdings only served to increase the attractiveness of these stocks, in our view. Our bias within the group shifted slightly toward the energy services area because we anticipated earnings strength to drive stock prices higher. As a result, we increased our exposure to oil services names such as Baker Hughes, Transocean Sedco Forex, and Schlumberger.

Q. WHERE ELSE HAVE YOU FOUND OPPORTUNITIES IN THIS DIFFICULT ENVIRONMENT?

A. We continue to like the health care sector and took the opportunity on recent weakness to add to several pharmaceutical companies such as Eli Lilly, Schering Plough, and Novartis. Eli Lilly, for example, has been hurt by a number of issues, including concerns about patent expiration on Prozac, a potential competitive threat on Lilly's Zyprexa franchise from Pfizer's new schizophrenia drug, and most recently, the Federal Drug Administration's decision to delay action on Lilly's new Sepsis drug. We don't disagree that these are significant near-term issues, but there's more to the picture. We've come away from our meetings with Lilly's management team impressed and excited about its long-term outlook. Looking out over the next few years, we believe Lilly has one of the strongest product pipelines in the industry. We also believe the competitive threat to Zyprexa is manageable and that Lilly eventually will gain approval for its new Sepsis drug. Overall, we think Lilly, along with the other pharmaceutical stocks we mentioned, is a strong potential grower and that its stock price is attractive. Within the health care sector, we also added to our position in managed care provider Cigna because we think the pricing environment and earnings outlook is improving.

Q. WERE THERE ANY OTHER AREAS THAT LOOKED ATTRACTIVE?

A. We've continued to see opportunities in companies with diversified revenue streams and dominant industry positions that we believe could further benefit if the economy recovers. Examples include holdings such as General Electric and United Technologies. The portfolio remained underweighted in technology stocks; however, we have added to a few high-quality names such as Microsoft and IBM, firms that we believe exhibit improving returns on capital, that are increasing market share, and that are selling at reasonable valuations.

Q. RECENT RETAIL SALES FIGURES SUGGEST THE CONSUMER IS STILL WILLING TO SPEND, WHICH SEEMS TO BE HELPING THE ECONOMY AVERT A RECESSION, BUT WHAT'S YOUR VIEW OF THE ECONOMY? HAVE YOU BEEN POSITIONING THE PORTFOLIO FOR A RECOVERY OR FOR FURTHER WEAKNESS?

A. It's difficult to predict when the economy can pull out of this slump. There are so many variables that can potentially hurt the economy or help turn it around that we don't spend too much time trying to analyze macroeconomic factors. That said, we have been encouraged by the strength of the consumer this year, especially given the amount of news regarding restructurings and layoffs. On the other hand, we have found business spending has slowed considerably, and the focus has shifted from growth to inventory reduction, which is a healthy, if somewhat painful process in the near term. As a consequence, the fund remained overweighted in the areas of the market that we've discussed because we believe they have strong earnings outlooks and less exposure to the economic downturn.

Q. IS THERE ANYTHING ELSE YOU WANT TO ADD REGARDING YOUR OUTLOOK FOR THE ECONOMY AND STOCKS?

A. Longer term, we think the outlook for stocks is positive. In our view, low inflation, falling interest rates, and lower taxes could help contain the slowdown. Additionally, as we move through the second half of this year, we think it could get easier for more companies to meet earnings estimates, especially in light of the stock weakness and downward earnings revisions we've seen.

 /s/ Mitchell D. Dynan                   /s/ John D. Laupheimer, Jr.


     Mitchell D. Dynan                       John D. Laupheimer, Jr.
     Portfolio Manager                       Portfolio Manager

 /s/ Liehar Moy                         /s/  Brooks Taylor

     Liehar Moy                              Brooks Taylor
     Portfolio Manager                       Portfolio Manager

Note to Shareholders: On January 1, 2001, Liehar Moy and Brooks Taylor were added as portfolio managers to Massachusetts Investors Trust.

The opinions expressed in this report are those of MFS and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based on market and other conditions, and no forecasts can be guaranteed.

It is not possible to invest directly in an index.

PORTFOLIO MANAGERS' PROFILES

MITCHELL D. DYNAN, CFA, IS SENIOR VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND, AND OF THE GROWTH AND INCOME PORTFOLIOS OF OUR VARIABLE ANNUITIES AND OFFSHORE ACCOUNTS. HE JOINED MFS IN 1986 AS A RESEARCH ANALYST AND WAS NAMED ASSISTANT VICE PRESIDENT IN 1987, VICE PRESIDENT IN 1988, PORTFOLIO MANAGER IN 1995, AND SENIOR VICE PRESIDENT IN 1999. FROM 1983 TO 1986, MITCH WORKED AS A SECURITIES ANALYST ON WALL STREET. HE STARTED HIS CAREER AS A BANK LENDING OFFICER IN 1979. A GRADUATE OF TUFTS UNIVERSITY, HE IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC. HE HOLDS THE CHARTERED FINANCIAL ANALYST
(CFA) DESIGNATION.

JOHN D. LAUPHEIMER, JR., CFA, IS SENIOR VICE PRESIDENT AND DIRECTOR OF EQUITY RESEARCH OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE IS LEAD PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST, AMERICA'S OLDEST MUTUAL FUND. AS DIRECTOR OF EQUITY RESEARCH, HE IS RESPONSIBLE FOR THE HIRING, TRAINING, AND INDUSTRY ASSIGNMENTS OF OUR TEAM OF EQUITY RESEARCH ANALYSTS, AS WELL AS THE OVERALL STRATEGIC DIRECTION OF OUR MFS ORIGINAL RESEARCH(R) PROCESS. JOHN ALSO MANAGES THE GROWTH AND INCOME AND CORE EQUITY PORTFOLIOS OF OUR VARIABLE ANNUITY, OFFSHORE, AND INSTITUTIONAL PRODUCT LINES. HE JOINED THE MFS RESEARCH DEPARTMENT IN 1981 AS A RESEARCH ANALYST. HE WAS NAMED PORTFOLIO MANAGER IN 1987, SENIOR VICE PRESIDENT IN 1995, AND DIRECTOR OF EQUITY RESEARCH IN 1999. JOHN IS A GRADUATE OF BOSTON UNIVERSITY AND MIT'S SLOAN SCHOOL OF MANAGEMENT. HE HOLDS THE CHARTERED FINANCIAL ANALYST (CFA) DESIGNATION AND IS A MEMBER OF THE BOSTON SECURITY ANALYSTS SOCIETY, INC.

LIEHAR MOY IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). SHE IS A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST AND THE GROWTH AND INCOME PORTFOLIOS OUR OFFSHORE ACCOUNTS. LIEHAR JOINED MFS IN 1993 AND WAS NAMED AN ASSISTANT VICE PRESIDENT IN 1994, VICE PRESIDENT IN 1996, AND PORTFOLIO MANAGER IN 2001. SHE IS A GRADUATE OF COLUMBIA UNIVERSITY AND THE AMOS TUCK SCHOOL OF BUSINESS AT DARTMOUTH COLLEGE.

BROOKS TAYLOR IS VICE PRESIDENT OF MFS INVESTMENT MANAGEMENT(R) (MFS(R)). HE WAS NAMED A PORTFOLIO MANAGER OF MASSACHUSETTS INVESTORS TRUST EFFECTIVE JANUARY 1, 2001. BROOKS JOINED MFS IN 1996. PRIOR TO MFS, HE WAS AN ANALYST WITH LODESTAR GROUP, A SUBSIDIARY OF SOCIETE GENERALE. HE HAS ALSO HELD SUMMER POSITIONS AS AN ANALYST WITH FIDELITY MANAGEMENT AND RESEARCH COMPANY AND SALOMON BROTHERS. HE WAS NAMED VICE PRESIDENT OF MFS IN 1998. BROOKS EARNED A MASTER OF BUSINESS ADMINISTRATION DEGREE FROM THE WHARTON SCHOOL OF THE UNIVERSITY OF PENNSYLVANIA AND A BACHELOR OF ARTS DEGREE IN ECONOMICS FROM YALE UNIVERSITY.

ALL EQUITY PORTFOLIO MANAGERS BEGAN THEIR CAREERS AT MFS AS RESEARCH ANALYSTS. OUR PORTFOLIO MANAGERS ARE SUPPORTED BY AN INVESTMENT STAFF OF OVER 160 PROFESSIONALS UTILIZING MFS ORIGINAL RESEARCH(R), A GLOBAL, COMPANY-ORIENTED, BOTTOM-UP PROCESS OF SELECTING SECURITIES.

This report is prepared for the general information of shareholders. It is authorized for distribution to prospective investors only when preceded or accompanied by a current prospectus. A prospectus containing more information, including the exchange privilege and charges and expenses, for any MFS product is available from your investment professional or by calling MFS at 1-800-225-2606. Please read it carefully before investing or sending money.

FUND FACTS

OBJECTIVE:                SEEKS LONG-TERM GROWTH OF CAPITAL WITH A SECONDARY
                          OBJECTIVE TO SEEK REASONABLE CURRENT INCOME.

COMMENCEMENT OF
INVESTMENT OPERATIONS:    JULY 15, 1924

CLASS INCEPTION:          CLASS A      JULY 15, 1924
                          CLASS B      SEPTEMBER 7, 1993
                          CLASS C      JULY 1, 1996
                          CLASS I      JANUARY 2, 1997
                          CLASS J      DECEMBER 31, 1999

SIZE:                     $12.2 BILLION NET ASSETS AS OF JUNE 30, 2001
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PERFORMANCE SUMMARY

Because mutual funds are designed for investors with long-term goals, we have provided cumulative results as well as the average annual total returns for the applicable time periods. Performance results reflect the percentage change in net asset value, including the reinvestment of any dividends and capital gains distributions. (See Notes to Performance Summary.)

TOTAL RATES OF RETURN THROUGH JUNE 30, 2001

CLASS A

                                            6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                     -10.35%       -11.25%        +0.94%       +76.20%      +264.02%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                         --        -11.25%        +0.31%       +12.00%      + 13.79%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                         --        -16.35%        -1.65%       +10.68%      + 13.12%
--------------------------------------------------------------------------------------------------------------

CLASS B

                                            6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                     -10.64%       -11.83%        -1.04%       +70.46%      +243.66%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                         --        -11.83%        -0.35%       +11.26%      + 13.14%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                         --        -15.21%        -1.24%       +10.99%      + 13.14%
--------------------------------------------------------------------------------------------------------------

CLASS C

                                            6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                     -10.69%       -11.84%        -1.07%       +70.42%      +252.09%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                         --        -11.84%        -0.36%       +11.25%      + 13.41%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                         --        -12.69%        -0.36%       +11.25%      + 13.41%
--------------------------------------------------------------------------------------------------------------

CLASS I

                                            6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                     -10.24%       -10.94%        +1.99%       +78.94%      +269.70%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                         --        -10.94%        +0.66%       +12.34%      + 13.97%
--------------------------------------------------------------------------------------------------------------

CLASS J

                                            6 Months        1 Year       3 Years       5 Years      10 Years
--------------------------------------------------------------------------------------------------------------
Cumulative Total Return
  Excluding Sales Charge                     -10.65%       -11.84%        -0.03%       +74.49%      +260.50%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Excluding Sales Charge                         --        -11.84%        -0.01%       +11.78%      + 13.68%
--------------------------------------------------------------------------------------------------------------
Average Annual Total Return
  Including Sales Charge                         --        -13.60%        -0.68%       +11.33%      + 13.45%
--------------------------------------------------------------------------------------------------------------

NOTES TO PERFORMANCE SUMMARY

Class A Share Performance Including Sales Charge takes into account the deduction of the maximum 5.75% sales charge. Class B Share Performance Including Sales Charge takes into account the deduction of the applicable contingent deferred sales charge (CDSC), which declines over six years from 4% to 0%. Class C Share Performance Including Sales Charge takes into account the deduction of the 1% CDSC applicable to Class C shares redeemed within 12 months. Class I shares have no sales charge and are only available to certain institutional investors. Class J Share Performance Including Sales Charge takes into account the deduction of the maximum 3% sales charge. Class J shares are only available to Japanese investors.

Class B, C, I, and J share performance includes the performance of the fund's Class A shares for periods prior to their inception (blended performance). Class J blended performance has been adjusted to take into account the initial sales charge (load) applicable to Class J shares. Class B and C blended performance has been adjusted to take into account the CDSC applicable to Class B and C shares rather than the initial sales charge (load) applicable to Class A and J shares. Class I share blended performance has been adjusted to account for the fact that Class I shares have no sales charge. These blended performance figures have not been adjusted to take into account differences in class-specific operating expenses. Because operating expenses of Class B, C, and J shares are higher than those of Class A, the blended Class B, C, and J share performance is higher than it would have been had Class B, C, and J shares been offered for the entire period. Conversely, because operating expenses of Class I shares are lower than those of Class A, the blended
Class I share performance is lower than it would have been had Class I shares been offered for the entire period.

All performance results reflect any applicable expense subsidies and waivers in effect during the periods shown; without these, the results would have been less favorable. See the prospectus for details. All results are historical and assume the reinvestment of dividends and capital gains.

INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, AND THE PERFORMANCE SHOWN ABOVE DOES NOT REFLECT THE DEDUCTION OF TAXES THAT A SHAREHOLDER WOULD PAY ON FUND DISTRIBUTIONS OR THE REDEMPTIONS OF FUND SHARES.

MARKET VOLATILITY CAN SIGNIFICANTLY AFFECT SHORT-TERM PERFORMANCE, AND MORE RECENT RETURNS MAY BE DIFFERENT FROM THOSE SHOWN. VISIT WWW.MFS.COM FOR MORE CURRENT PERFORMANCE RESULTS.

RISK CONSIDERATIONS

Investments in foreign securities may be unfavorably affected by interest rate and currency-exchange-rate changes as well as by market, economic, and political conditions of the countries where investments are made. There may be greater returns but also greater risk than with U.S. investments.

These risks may increase share price volatility. Please see the prospectus for details.

PORTFOLIO CONCENTRATION AS OF JUNE 30, 2001

FIVE LARGEST STOCK SECTORS

FINANCIAL SERVICES                 17.5%
HEALTH CARE                        17.1%
TECHNOLOGY                         14.5%
UTILITIES & COMMUNICATIONS          9.5%
ENERGY                              8.9%

TOP 10 STOCK HOLDINGS

GENERAL ELECTRIC CO. 3.9%             SAFEWAY, INC.  2.4%
Diversified manufacturing and         Grocery store chain
financial services conglomerate
                                      INTERNATIONAL BUSINESS MACHINES CORP. 2.3%
EXXON MOBIL CORPORATION 3.2%          Computer and business equipment company
International oil and gas company
                                      AMERICAN INTERNATIONAL GROUP, INC. 1.9%
FREDDIE MAC CORP. 3.0%                Diversified financial services and
U.S. mortgage banker and              insurance company
underwriter
                                      AMERICAN HOME PRODUCTS CORP. 1.9%
PFIZER, INC. 2.5%                     Pharmaceutical products company
Pharmaceutical products company
                                      UNITED TECHNOLOGIES CORP. 1.8%
MICROSOFT CORP. 2.4%                  Aerospace, defense, and building equipment
Computer software manufacturer        company

The portfolio is actively managed, and current holdings may be different.

PORTFOLIO OF INVESTMENTS (Unaudited) -- June 30, 2001

Stocks - 96.8%
------------------------------------------------------------------------------
ISSUER                                               SHARES              VALUE
------------------------------------------------------------------------------
U.S. Stocks - 87.3%
  Aerospace - 2.9%
    Boeing Co.                                    1,539,074    $    85,572,514
    General Dynamics Corp.                          589,200         45,845,652
    United Technologies Corp.                     2,967,900        217,428,354
                                                               ---------------
                                                               $   348,846,520
------------------------------------------------------------------------------
  Airlines
    UAL Corp.                                        77,500    $     2,724,125
------------------------------------------------------------------------------
  Apparel & Textiles
    Nike, Inc., "B"                                 126,200    $     5,299,138
------------------------------------------------------------------------------
  Automotive - 0.1%
    Harley-Davidson, Inc.                           370,100    $    17,424,308
------------------------------------------------------------------------------
  Banks & Credit Cos. - 4.2%
    Bank of America Corp.                         1,644,100    $    98,695,323
    Bank of New York Co., Inc.                      316,000         15,168,000
    Capital One Financial Corp.                     260,100         15,606,000
    Comerica, Inc.                                  965,188         55,594,829
    FleetBoston Financial Corp.                     792,600         31,268,070
    J. P. Morgan Chase & Co.                        765,700         34,150,220
    PNC Financial Services Group Co.              1,199,400         78,908,526
    U.S. Bancorp                                  2,032,625         46,323,524
    Wells Fargo Co.                               2,947,000        136,829,210
                                                               ---------------
                                                               $   512,543,702
------------------------------------------------------------------------------
  Biotechnology - 2.1%
    Guidant Corp.*                                3,167,200    $   114,019,200
    Pharmacia Corp.                               2,953,369        135,707,306
                                                               ---------------
                                                               $   249,726,506
------------------------------------------------------------------------------
  Business Machines - 4.3%
    Compaq Computer Corp.                         2,271,568    $    35,186,588
    Dell Computer Corp.*                          2,203,198         58,605,067
    Hewlett-Packard Co.                             520,900         14,897,740
    International Business Machines Corp.         2,437,700        275,460,100
    Motorola, Inc.                                2,841,400         47,053,584
    Sun Microsystems, Inc.*                       5,506,200         88,925,130
                                                               ---------------
                                                               $   520,128,209
------------------------------------------------------------------------------
  Business Services - 2.4%
    Automatic Data Processing, Inc.               2,924,200    $   145,332,740
    Concord EFS, Inc.*                              352,600         19,692,710
    Fedex Corp.*                                    141,100          5,672,220
    First Data Corp.                              1,920,100        123,366,425
                                                               ---------------
                                                               $   294,064,095
------------------------------------------------------------------------------

U.S. Stocks - continued
  Cellular Phones - 0.6%
    QUALCOMM, Inc.*                                 203,700    $    11,600,715
    Sprint Corp. (PCS Group)*                     2,782,700         67,202,205
                                                               ---------------
                                                               $    78,802,920
------------------------------------------------------------------------------
  Chemicals - 0.8%
    Air Products & Chemicals, Inc.                  247,400    $    11,318,550
    Dow Chemical Co.                                223,200          7,421,400
    E.I. du Pont de Nemours & Co., Inc.             400,500         19,320,120
    Praxair, Inc.                                   697,700         32,791,900
    Rohm & Haas Co.                                 741,600         24,398,640
                                                               ---------------
                                                               $    95,250,610
------------------------------------------------------------------------------
  Computer Software - 1.1%
    Oracle Corp.*                                 6,366,100    $   125,475,831
    VeriSign, Inc.*                                 116,300          6,751,215
                                                               ---------------
                                                               $   132,227,046
------------------------------------------------------------------------------
  Computer Software - Personal Computers - 2.3%
    Microsoft Corp.*                              3,952,700    $   283,843,387
------------------------------------------------------------------------------
  Computer Software - Systems - 1.5%
    Adobe Systems, Inc.                             510,400    $    23,978,592
    BEA Systems, Inc.*                              138,282          4,564,689
    BMC Software, Inc.*                             749,000         16,882,460
    Cadence Design Systems, Inc.*                   134,600          2,507,598
    EMC Corp.*                                    3,262,400         94,772,720
    VERITAS Software Corp.*                         678,060         45,694,463
                                                               ---------------
                                                               $   188,400,522
------------------------------------------------------------------------------
  Conglomerate - 3.7%
    General Electric Co.                          9,356,900    $   456,148,875
------------------------------------------------------------------------------
  Consumer Goods & Services - 2.7%
    Avery Dennison Corp.                             42,800    $     2,184,940
    Colgate-Palmolive Co.                         1,215,357         71,693,910
    Gillette Co.                                    840,700         24,371,893
    Philip Morris Cos., Inc.                      3,388,600        171,971,450
    Procter & Gamble Co.                            926,629         59,118,930
                                                               ---------------
                                                               $   329,341,123
------------------------------------------------------------------------------
  Electrical Equipment
    W.W. Grainger, Inc.                              69,146    $     2,846,049
------------------------------------------------------------------------------
  Electronics - 2.9%
    Advanced Micro Devices, Inc.*                   962,100    $    27,785,448
    Analog Devices, Inc.*                         1,827,300         79,030,725
    Atmel Corp.*                                    199,300          2,590,900
    Flextronics International Ltd.*                 865,300         23,103,510
    Intel Corp.                                   4,337,900        131,264,854
    JDS Uniphase Corp.*                           1,381,900         18,241,080
    Linear Technology Corp.                         129,100          5,809,500
    LSI Logic Corp.*                                336,800          6,331,840
    Sanmina Corp.*                                  105,900          2,556,426
    Tektronix, Inc.*                                142,600          3,871,590
    Texas Instruments, Inc.                       1,430,127         45,049,001
    Xilinx, Inc.*                                    85,200          3,476,160
                                                               ---------------
                                                               $   349,111,034
------------------------------------------------------------------------------
  Entertainment - 3.1%
    AOL Time Warner, Inc.*                        1,702,250    $    90,219,250
    Clear Channel Communications, Inc.*           1,426,600         89,447,820
    Comcast Corp., "A"*                             595,300         25,836,020
    Harrah's Entertainment, Inc.*                   132,900          4,691,370
    Viacom, Inc., "B"*                            3,195,758        165,380,477
    Walt Disney Co.                                 151,878          4,387,755
                                                               ---------------
                                                               $   379,962,692
------------------------------------------------------------------------------
  Financial Institutions - 7.7%
    American Express Co.                            532,900    $    20,676,520
    Citigroup, Inc.                               3,574,433        188,873,040
    Fannie Mae                                    1,624,480        138,324,472
    Freddie Mac Corp.                             5,030,600        352,142,000
    Goldman Sachs Group, Inc.                        47,000          4,032,600
    Lehman Brothers Holdings, Inc.                   85,500          6,647,625
    Merrill Lynch & Co., Inc.                     1,202,000         71,218,500
    Morgan Stanley Dean Witter & Co.                516,500         33,174,795
    State Street Corp.                            2,669,076        132,092,571
                                                               ---------------
                                                               $   947,182,123
------------------------------------------------------------------------------
  Food & Beverage Products - 1.3%
    Anheuser-Busch Cos., Inc.                       742,300    $    30,582,760
    Coca-Cola Co.                                   731,600         32,922,000
    PepsiCo., Inc.                                  579,900         25,631,580
    Quaker Oats Co.                                 678,081         61,874,891
    Sysco Corp.                                     281,400          7,640,010
                                                               ---------------
                                                               $   158,651,241
------------------------------------------------------------------------------
  Insurance - 6.2%
    AFLAC, Inc.                                   1,368,692    $    43,100,111
    Allstate Corp.                                  234,900         10,333,251
    American International Group, Inc.            2,619,437        225,271,582
    CIGNA Corp.                                   1,861,000        178,321,020
    Hartford Financial Services Group, Inc.         630,965         43,158,006
    Lincoln National Corp.                          354,700         18,355,725
    Marsh & McLennan Cos., Inc.                     209,700         21,179,700
    MetLife, Inc.                                 1,372,900         42,532,442
    The St. Paul Cos., Inc.                       2,893,000        146,646,170
    UnumProvident Corp.                             876,034         28,138,212
                                                               ---------------
                                                               $   757,036,219
------------------------------------------------------------------------------
  Machinery - 1.1%
    Deere & Co., Inc.                             3,415,885    $   129,291,247
------------------------------------------------------------------------------
  Medical & Health Products - 9.3%
    Abbott Laboratories, Inc.                       727,400    $    34,922,474
    Allergan, Inc.                                  600,574         51,349,077
    American Home Products Corp.                  3,824,200        223,486,248
    Applera Corp. - Applied Biosystems Group      2,897,112         77,497,746
    Bristol-Myers Squibb Co.                      1,646,300         86,101,490
    Eli Lilly & Co.                               2,832,700        209,619,800
    Johnson & Johnson Co.                           720,168         36,008,400
    Merck & Co., Inc.                               310,900         19,869,619
    Pfizer, Inc.                                  7,508,200        300,703,410
    Schering Plough Corp.                         2,585,280         93,690,547
    Stryker Corp.                                    62,900          3,450,065
                                                               ---------------
                                                               $ 1,136,698,876
------------------------------------------------------------------------------
  Medical & Health Technology Services - 2.1%
    Cardinal Health, Inc.                         1,074,200    $    74,119,800
    HCA-The Healthcare Co.                        1,876,000         84,776,440
    IMS Health, Inc.                                846,400         24,122,400
    McKesson HBOC, Inc.                             121,500          4,510,080
    Medtronic, Inc.                                 744,662         34,261,899
    UnitedHealth Group, Inc.*                       506,600         31,282,550
                                                               ---------------
                                                               $   253,073,169
------------------------------------------------------------------------------
  Metals & Minerals - 0.9%
    Alcoa, Inc.                                   2,800,400    $   110,335,760
------------------------------------------------------------------------------
  Oil Services - 1.5%
    Baker Hughes, Inc.                            1,944,100    $    65,127,350
    Global Marine, Inc.*                            605,856         11,287,097
    Santa Fe International Corp.                    149,456          4,334,224
    Schlumberger Ltd.                               942,863         49,641,737
    Transocean Sedco Forex, Inc.                  1,184,944         48,878,940
                                                               ---------------
                                                               $   179,269,348
------------------------------------------------------------------------------
  Oils - 5.5%
    Apache Corp.                                    560,288    $    28,434,616
    Chevron Corp.                                   435,600         39,421,800
    Conoco, Inc.                                  4,290,732        124,002,155
    Devon Energy Corp.                              340,900         17,897,250
    Exxon Mobil Corp.                             4,320,568        377,401,615
    Kerr McGee Corp.                                984,747         65,259,183
    Occidental Petroleum Corp.                      385,400         10,247,786
    Unocal Corp.                                    115,600          3,947,740
                                                               ---------------
                                                               $   666,612,145
------------------------------------------------------------------------------
  Printing & Publishing - 1.7%
    Gannett Co., Inc.                             1,485,110    $    97,868,749
    New York Times Co.                            2,498,628        104,942,376
                                                               ---------------
                                                               $   202,811,125
------------------------------------------------------------------------------
  Restaurants & Lodging - 0.1%
    Starwood Hotels & Resorts Co.                   195,900    $     7,303,152
------------------------------------------------------------------------------
  Retail - 2.6%
    Costco Wholesale Corp.*                         388,500    $    16,332,540
    CVS Corp.                                     3,389,600        130,838,560
    Gap, Inc.                                       330,700          9,590,300
    Home Depot, Inc.                                420,300         19,564,965
    Lowe's Cos., Inc.                                84,900          6,159,495
    Sears, Roebuck & Co.                             15,300            647,343
    Target Corp.                                    320,100         11,075,460
    Wal-Mart Stores, Inc.                         2,455,600        119,833,280
                                                               ---------------
                                                               $   314,041,943
------------------------------------------------------------------------------
  Special Products & Services - 0.3%
    Minnesota Mining & Manufacturing Co.            370,100    $    42,228,410
------------------------------------------------------------------------------
  Supermarket - 2.9%
    Kroger Co.*                                   3,088,505    $    77,212,625
    Safeway, Inc.*                                5,863,401        281,443,248
                                                               ---------------
                                                               $   358,655,873
------------------------------------------------------------------------------
  Telecom - Wireless - 0.1%
    American Tower Corp., "A"*                      440,700    $     9,109,269
------------------------------------------------------------------------------
  Telecom - Wireline - 1.0%
    Cabletron Systems, Inc.*                      1,448,182    $    33,090,959
    CIENA Corp.*                                    389,400         14,773,836
    Cisco Systems, Inc.*                          3,917,700         75,807,495
    EchoStar Communications Corp.*                   61,600          1,943,480
    Extreme Networks, Inc.*                          50,500          1,446,825
                                                               ---------------
                                                               $   127,062,595
------------------------------------------------------------------------------
  Transportation
    United Parcel Service, Inc.                     108,900    $     6,294,420
------------------------------------------------------------------------------
  Utilities - Electric - 2.4%
    AES Corp.*                                      267,400    $    11,511,570
    Calpine Corp.*                                  406,400         15,361,920
    Duke Energy Corp.                             1,692,565         66,026,960
    Exelon Corp.                                  2,521,300        161,665,756
    NiSource, Inc.                                1,291,566         35,298,499
                                                               ---------------
                                                               $   289,864,705
------------------------------------------------------------------------------
  Utilities - Gas - 2.0%
    Dominion Resources, Inc.                        886,096    $    53,280,952
    Dynegy, Inc.                                    596,300         27,727,950
    El Paso Corp.                                 1,281,518         67,330,956
    Enron Corp.                                     942,004         46,158,196
    Williams Cos., Inc.                           1,688,320         55,630,144
                                                               ---------------
                                                               $   250,128,198
------------------------------------------------------------------------------
  Utilities - Telephone - 3.9%
    Alltel Corp.                                    289,100    $    17,710,266
    AT&T Corp.                                    2,703,289         59,472,358
    BellSouth Corp.                                 173,300          6,978,791
    Charter Communications, Inc.*                   138,000          3,218,160
    Qwest Communications International, Inc.*     3,909,100        124,583,017
    SBC Communications, Inc.                      1,262,008         50,556,041
    Sprint Corp.                                  3,806,900         81,315,384
    Verizon Communications                        2,327,400        124,515,900
    WorldCom, Inc.*                                 294,700          4,391,030
                                                               ---------------
                                                               $   472,740,947
------------------------------------------------------------------------------
Total U.S. Stocks                                              $10,665,081,626
------------------------------------------------------------------------------
Foreign Stocks - 9.5%
  Bermuda - 1.1%
    Tyco International Ltd. (Conglomerate)        2,513,400    $   136,980,300
------------------------------------------------------------------------------
  Canada - 0.6%
    BCE, Inc. (Utilities - Telephone)               576,100    $    15,151,430
    Canadian National Railway Co. (Railroad)      1,178,107         47,713,333
    Nortel Networks Corp. (Telecom - Wireline)      459,300          4,175,037
                                                               ---------------
                                                               $    67,039,800
------------------------------------------------------------------------------
  Finland - 0.6%
    Nokia Corp., ADR (Telecommunications)         3,474,613    $    76,580,470
------------------------------------------------------------------------------
  France - 1.2%
    Sanofi-Synthelabo S.A.
      (Medical & Health Products)                   973,714    $    63,932,105
    Total Fina Elf S.A., "B" (Oil Services)         586,100         82,128,352
                                                               ---------------
                                                               $   146,060,457
------------------------------------------------------------------------------
  Israel - 0.2%
    Check Point Software Technologies Ltd.
      (Computer Software)*                          477,600    $    24,357,600
------------------------------------------------------------------------------
  Japan - 0.1%
    Fast Retailing Co. (Retail)                      97,800    $    17,021,655
------------------------------------------------------------------------------
  Netherlands - 1.0%
    Akzo Nobel N.V. (Chemicals)                   1,857,586    $    78,687,332
    ING Groep N.V. (Banks & Credit Cos.)            424,837         27,785,967
    Royal Dutch Petroleum Co., ADR (Oils)           250,900         14,619,943
                                                               ---------------
                                                               $   121,093,242
------------------------------------------------------------------------------
  Switzerland - 2.4%
    Nestle S.A. (Food & Beverage Products)          477,320    $   101,512,215
    Novartis AG (Medical & Health Products)       3,952,000        143,123,038
    Syngenta AG (Chemicals)*                        846,820         44,552,104
                                                               ---------------
                                                               $   289,187,357
------------------------------------------------------------------------------
  United Kingdom - 2.3%
    BP Amoco PLC, ADR (Oils)                      2,261,090    $   112,715,337
    Diageo PLC (Food & Beverage Products)*        8,736,782         95,957,627
    Jefferson Smurfit Corp.
      (Forest & Paper Products)                   1,497,500          2,816,285
    Reuters Group PLC, ADR (Business Services)      677,477         52,809,332
    Vodafone Group PLC (Telecommunications)*      5,883,154         13,047,406
                                                               ---------------
                                                               $   277,345,987
------------------------------------------------------------------------------
Total Foreign Stocks                                           $ 1,155,666,868
------------------------------------------------------------------------------
Total Stocks (Identified Cost, $10,233,975,597)                $11,820,748,494
------------------------------------------------------------------------------
Convertible Preferred Stock - 0.1%
------------------------------------------------------------------------------
U.S. Stocks - 0.1%
  Utilities - Electric - 0.1%
    TXU Corp. (Identified Cost, $10,948,102)        264,410    $    12,923,039
------------------------------------------------------------------------------
Convertible Bond - 0.1%
------------------------------------------------------------------------------
                                           PRINCIPAL AMOUNT
                                              (000 OMITTED)
------------------------------------------------------------------------------
U.S. Bonds - 0.1%
  Oils - 0.1%
    Transocean Sedco Forex, Inc., 0s, 2020
      (Identified Cost, $4,140,920)              $    6,938    $     4,015,368
------------------------------------------------------------------------------

Short-Term Obligations - 2.0%
------------------------------------------------------------------------------
    Archer Daniels Midland Co., due 7/03/01      $    6,648    $     6,646,478
    Cargill, Inc., due 7/02/01                       29,132         29,128,674
    Federal Home Loan Bank, due 7/02/01              43,665         43,660,755
    Federal National Mortgage Assn., due 7/09/01     51,492         51,448,060
    Goldman Sachs Group LP, due 7/02/01              35,000         34,996,354
    Morgan Stanley Dean Witter, due 7/06/01          20,000         19,989,306
    Prudential Funding Corp., due 7/02/01            59,283         59,276,232
------------------------------------------------------------------------------
Total Short-Term Obligations, at Amortized Cost                $   245,145,859
------------------------------------------------------------------------------
Repurchase Agreement - 0.6%
------------------------------------------------------------------------------
    Merrill Lynch, dated 6/29/01, due 7/02/01,
      total to be received $70,433,939 (secured
      by various U.S. Treasury and Federal
      Agency obligations in a jointly traded
      account), at Cost                          $   70,410    $    70,410,000
------------------------------------------------------------------------------
Total Investments
   (Identified Cost, $10,564,620,478)                          $12,153,242,760
Other Assets, Less Liabilities - 0.4%                               54,926,116
------------------------------------------------------------------------------
Net Assets - 100.0%                                            $12,208,168,876
------------------------------------------------------------------------------
* Non-income producing security.

See notes to financial statements.

FINANCIAL STATEMENTS

Statement of Assets and Liabilities (Unaudited)
--------------------------------------------------------------------------
JUNE 30, 2001
--------------------------------------------------------------------------
Assets:
  Investments, at value (identified cost,
    $10,564,620,478)                                       $12,153,242,760
  Cash                                                              44,951
  Receivable for investments sold                              156,850,400
  Receivable for trust shares sold                              32,287,960
  Interest and dividends receivable                             10,101,778
  Other assets                                                      98,745
                                                           ---------------
    Total assets                                           $12,352,626,594
                                                           ---------------
Liabilities:
  Net payable for forward foreign currency
    exchange contracts sold                                $        86,316
  Payable for investments purchased                             88,194,557
  Payable for trust shares reacquired                           53,844,833
  Payable to affiliates -
    Management fee                                                 220,674
    Shareholder servicing agent fee                                 66,872
    Distribution and service fee                                   427,496
    Administrative fee                                               3,768
  Accrued expenses and other liabilities                         1,613,202
                                                           ---------------
      Total liabilities                                    $   144,457,718
                                                           ---------------
Net assets                                                 $12,208,168,876
                                                           ===============

Net assets consist of:
  Paid-in capital                                          $11,238,875,434
  Unrealized appreciation on investments
    and translation of assets
    and liabilities in foreign currencies                    1,588,450,884
  Accumulated distributions in excess of
    net realized gain on investments and
    foreign currency transactions                             (634,372,363)
  Accumulated undistributed net investment income               15,214,921
                                                           ---------------
      Total                                                $12,208,168,876
                                                           ===============
Shares of beneficial interest outstanding                    693,011,237
                                                             ===========
Class A shares:
  Net asset value per share
    (net assets of $6,656,556,444 / 374,040,780
    shares of beneficial interest outstanding)                 $17.80
                                                               ======
  Offering price per share (100 / 94.25 of net
    asset value per share)                                     $18.89
                                                               ======
Class B shares:
  Net asset value and offering price per share
    (net assets of $4,381,673,484 / 251,594,686
    shares of beneficial interest outstanding)                 $17.42
                                                               ======
Class C shares:
  Net asset value and offering price per share
    (net assets of $1,093,046,621 / 63,063,369
    shares of beneficial interest outstanding)                 $17.33
                                                               ======
Class I shares:
  Net asset value, offering price and redemption
    price per share (net assets of
    $75,134,114 / 4,211,402 shares of beneficial
    interest outstanding)                                      $17.84
                                                               ======
Class J shares:
  Net asset value and redemption price per share
    (net assets of $1,758,213 / 101,000 shares of
    beneficial interest outstanding)                           $17.41
                                                               ======
  Offering price per share (100 / 98 of net asset
    value per share)                                           $17.77
                                                               ======

On sales of $50,000 or more, the offering price of Class A shares is reduced. A contingent deferred sales charge may be imposed on redemptions of Class A, Class B, and Class C shares.

See notes to financial statements.

Statement of Operations (Unaudited)
------------------------------------------------------------------------------
SIX MONTHS ENDED JUNE 30, 2001
------------------------------------------------------------------------------

Net investment income (loss):
  Income -
    Dividend                                                  $    78,773,509
    Interest                                                       11,936,617
    Foreign taxes withheld                                         (1,468,048)
                                                              ---------------
      Total investment income                                 $    89,242,078
                                                              ---------------
  Expenses -
    Management fee                                            $    21,084,033
    Trustees' compensation                                             60,642
    Shareholder servicing agent fee                                 6,399,513
    Distribution and service fee (Class A)                         12,194,675
    Distribution and service fee (Class B)                         22,879,857
    Distribution and service fee (Class C)                          5,775,374
    Distribution and service fee (Class J)                              8,684
    Administrative fee                                                340,926
    Custodian fee                                                   1,497,352
    Printing                                                          310,991
    Postage                                                           616,121
    Auditing fees                                                      30,196
    Legal fees                                                         28,366
    Miscellaneous                                                   3,844,378
                                                              ---------------
      Total expenses                                          $    75,071,108
    Fees paid indirectly                                             (995,271)
                                                              ---------------
      Net expenses                                            $    74,075,837
                                                              ---------------
        Net investment income                                 $    15,166,241
                                                              ---------------
Realized and unrealized gain (loss) on investments:
  Realized gain (loss) (identified cost basis) -
    Investment transactions                                   $  (462,257,517)
    Foreign currency transactions                                     908,472
                                                              ---------------
      Net realized loss on investments and foreign
         currency transactions                                $  (461,349,045)
                                                              ---------------
  Change in unrealized appreciation (depreciation) -
    Investments                                               $(1,022,015,684)
    Translation of assets and liabilities in foreign
       currencies                                                     109,890
                                                              ---------------
      Net unrealized loss on investments and foreign
        currency translation                                  $(1,021,905,794)
                                                              ---------------
        Net realized and unrealized loss on investments
          and foreign currency                                $(1,483,254,839)
                                                              ---------------
          Decrease in net assets from operations              $(1,468,088,598)
                                                              ===============

See notes to financial statements.

Statement of Changes in Net Assets
---------------------------------------------------------------------------------------------------------
                                                          SIX MONTHS ENDED                     YEAR ENDED
                                                             JUNE 30, 2001              DECEMBER 31, 2000
                                                               (UNAUDITED)
---------------------------------------------------------------------------------------------------------
Increase (decrease) in net assets:
From operations -
  Net investment income                                    $    15,166,241                $    13,931,741
  Net realized gain (loss) on investments and foreign
    currency transactions                                     (461,349,045)                   495,464,784
  Net unrealized loss on investments and foreign
    currency translation                                    (1,021,905,794)                  (635,596,974)
                                                           ---------------                ---------------
      Decrease in net assets from operations               $(1,468,088,598)               $  (126,200,449)
                                                           ---------------                ---------------
Distributions declared to shareholders -
  From net investment income (Class A)                     $   --                         $   (12,944,987)
  From net investment income (Class I)                         --                                (985,309)
  From net investment income (Class J)                         --                                    (275)
  From net realized gain on investments and foreign
    currency transactions (Class A)                            (54,370,666)                  (302,177,796)
  From net realized gain on investments and foreign
    currency transactions (Class B)                            (36,034,788)                  (200,712,054)
  From net realized gain on investments and foreign
    currency transactions (Class C)                             (9,209,320)                   (50,330,994)
  From net realized gain on investments and foreign
    currency transactions (Class I)                               (598,052)                    (7,675,655)
  From net realized gain on investments and foreign
    currency transactions (Class J)                                (13,764)                       (66,485)
  In excess of net investment income (Class A)                 --                                (566,506)
  In excess of net investment income (Class I)                 --                                 (43,120)
  In excess of net investment income (Class J)                 --                                     (12)
  In excess of net realized gain on investments and
    foreign currency transactions (Class A)                    --                              (1,968,138)
  In excess of net realized gain on investments and
    foreign currency transactions (Class B)                    --                              (1,307,267)
  In excess of net realized gain on investments and
    foreign currency transactions (Class C)                    --                                (327,814)
  In excess of net realized gain on investments and
    foreign currency transactions (Class I)                    --                                 (49,993)
  In excess of net realized gain on investments and
    foreign currency transactions (Class J)                    --                                    (433)
                                                           ---------------                ---------------
      Total distributions declared to shareholders         $  (100,226,590)               $  (579,156,838)
                                                           ---------------                ---------------
Net decrease in net assets from trust share
  transactions                                             $  (354,588,688)               $  (738,638,039)
                                                           ---------------                ---------------
      Total decrease in net assets                         $(1,922,903,876)               $(1,443,995,326)
Net assets:
  At beginning of period                                    14,131,072,752                 15,575,068,078
                                                           ---------------                ---------------
At end of period (including accumulated undistributed
  net investment income of $15,214,921 and $48,680,
  respectively)                                            $12,208,168,876                $14,131,072,752
                                                           ===============                ===============

See notes to financial statements.

Financial Highlights
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                    SIX MONTHS ENDED        -------------------------------------------------------------------
                                       JUNE 30, 2001             2000            1999           1998          1997         1996
                                         (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                             CLASS A
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $20.02           $20.95          $20.25         $17.52        $14.46       $12.71
                                              ------           ------          ------         ------        ------       ------
Income from investment operations# -
  Net investment income                       $ 0.05           $ 0.08          $ 0.11         $ 0.17        $ 0.18       $ 0.21
  Net realized and unrealized gain (loss)
    on investments and foreign currency        (2.13)           (0.16)           1.27           3.77          4.33         3.07
                                              ------           ------          ------         ------        ------       ------
      Total from investment operations        $(2.08)          $(0.08)         $ 1.38         $ 3.94        $ 4.51       $ 3.28
                                              ------           ------          ------         ------        ------       ------
Less distributions declared to shareholders -
  From net investment income                  $  --            $(0.03)         $(0.09)        $(0.16)       $(0.17)      $(0.21)
  From net realized gain on investments
    and foreign currency transactions          (0.14)           (0.81)          (0.58)         (1.05)        (1.27)       (1.32)
  In excess of net investment income             --             (0.00)+++       (0.01)         (0.00)+++     (0.01)        --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                --              (0.01)           --             --            --           --
                                              ------           ------          ------         ------        ------       ------
      Total distributions declared to
        shareholders                          $(0.14)          $(0.85)         $(0.68)        $(1.21)       $(1.45)      $(1.53)
                                              ------           ------          ------         ------        ------       ------
Net asset value - end of period               $17.80           $20.02          $20.95         $20.25        $17.52       $14.46
                                              ======           ======          ======         ======        ======       ======
Total return(+)                               (10.35)%++        (0.34)%          6.96%         22.95%        31.69%       25.90%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                    0.88%+           0.87%           0.88%          0.73%         0.74%        0.74%
  Net investment income                         0.53%+           0.38%           0.55%          0.86%         1.09%        1.51%
Portfolio turnover                                40%              68%             62%            54%           44%          47%
Net assets at end of period
  (000,000 Omitted)                           $6,657           $7,638          $8,514         $7,188        $4,323       $2,678

  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class A shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

Financial Highlights - continued
-------------------------------------------------------------------------------------------------------------------------------
                                                                                  YEAR ENDED DECEMBER 31,
                                    SIX MONTHS ENDED        -------------------------------------------------------------------
                                       JUNE 30, 2001             2000            1999          1998          1997          1996
                                         (UNAUDITED)
-------------------------------------------------------------------------------------------------------------------------------
                                             CLASS B
-------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period         $19.66           $20.69          $20.04        $17.36        $14.36        $12.63
                                              ------           ------          ------        ------        ------        ------
Income from investment operations# -
  Net investment income (loss)                $(0.01)          $(0.06)         $(0.02)       $ 0.04        $ 0.07        $ 0.10
  Net realized and unrealized gain (loss)
    on investments and foreign currency        (2.09)           (0.15)           1.26          3.74          4.28          3.06
                                              ------           ------          ------        ------        ------        ------
      Total from investment operations        $(2.10)          $(0.21)         $ 1.24        $ 3.78        $ 4.35        $ 3.16
                                              ------           ------          ------        ------        ------        ------
Less distributions declared to shareholders -
  From net investment income                  $ --             $ --            $(0.01)       $(0.05)       $(0.08)       $(0.11)
  From net realized gain on investments
    and foreign currency transactions          (0.14)           (0.81)          (0.58)        (1.05)        (1.27)        (1.32)
  In excess of net investment income            --               --              --           (0.00)+++     (0.00)+++      --
  In excess of net realized gain on
    investments and foreign currency
    transactions                                --              (0.01)           --            --            --            --
                                              ------           ------          ------        ------        ------        ------
      Total distributions declared to
        shareholders                          $(0.14)          $(0.82)         $(0.59)       $(1.10)       $(1.35)       $(1.43)
                                              ------           ------          ------        ------        ------        ------
Net asset value - end of period               $17.42           $19.66          $20.69        $20.04        $17.36        $14.36
                                              ======           ======          ======        ======        ======        ======
Total return                                  (10.64)%++        (1.01)%          6.28%        22.16%        30.75%        25.05%
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                    1.53%+           1.52%           1.53%         1.39%         1.41%         1.54%
  Net investment income (loss)                 (0.12)%+         (0.27)%         (0.10)%        0.20%         0.42%         0.72%
Portfolio turnover                                40%              68%             62%           54%           44%           47%
Net assets at end of period
  (000,000 Omitted)                           $4,382           $5,022          $5,472        $3,862        $1,522          $437

  +Annualized.
 ++Not annualized.
+++Per share amount was less than $(0.01).
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------------
                                                                    YEAR ENDED DECEMBER 31,                      PERIOD ENDED
                              SIX MONTHS ENDED       -----------------------------------------------------       DECEMBER 31,
                                 JUNE 30, 2001            2000           1999          1998           1997              1996*
                                   (UNAUDITED)
---------------------------------------------------------------------------------------------------------------------------------
                                       CLASS C
---------------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period   $19.57          $20.59         $19.95        $17.30         $14.33             $13.93
                                        ------          ------         ------        ------         ------             ------
Income from investment operations# -
  Net investment income (loss)          $(0.01)         $(0.06)        $(0.02)       $ 0.04         $ 0.07             $ 0.05
  Net realized and unrealized gain
    (loss) on investments and
    foreign currency                     (2.09)          (0.14)          1.25          3.72           4.27               1.76
                                        ------          ------         ------        ------         ------             ------
      Total from investment
        operations                      $(2.10)         $(0.20)        $ 1.23        $ 3.76         $ 4.34             $ 1.81
                                        ------          ------         ------        ------         ------             ------
Less distributions declared to
  shareholders -
  From net investment income            $ --            $ --           $(0.01)       $(0.06)        $(0.10)            $(0.09)
  From net realized gain on
    investments and foreign
    currency transactions                (0.14)          (0.81)         (0.58)        (1.05)         (1.27)             (1.32)
  In excess of net investment
    income                                --              --             --           (0.00)+++      (0.00)+++           --
  In excess of net realized gain
    on investments and foreign
    currency transactions                 --             (0.01)          --            --             --                 --
                                        ------          ------         ------        ------         ------             ------
      Total distributions declared
        to shareholders                 $(0.14)         $(0.82)        $(0.59)       $(1.11)        $(1.37)            $(1.41)
                                        ------          ------         ------        ------         ------             ------
Net asset value - end of period         $17.33          $19.57         $20.59        $19.95         $17.30             $14.33
                                        ======          ======         ======        ======         ======             ======
Total return                            (10.69)%++       (0.96)%         6.27%        22.11%         30.76%             12.74%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                              1.53%+          1.52%          1.53%         1.40%          1.41%              1.49%+
  Net investment income (loss)           (0.12)%+        (0.27)%        (0.10)%        0.20%          0.42%              0.77%+
Portfolio turnover                          40%             68%            62%           54%            44%                47%
Net assets at end of period
  (000,000 Omitted)                     $1,093          $1,269         $1,356          $824           $211                $12

  *For the period from the inception of Class C shares, July 1, 1996, through December 31,
   1996.
  +Annualized.
 ++Not annualized.
+++Per share amount was less than $(0.01).
  #Per share data are based on average shares outstanding.
 ##Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
-----------------------------------------------------------------------------------------------------------------------------
                                                                         YEAR ENDED DECEMBER 31,                 PERIOD ENDED
                                        SIX MONTHS ENDED        ------------------------------------------       DECEMBER 31,
                                           JUNE 30, 2001          2000             1999               1998              1997*
                                             (UNAUDITED)
-----------------------------------------------------------------------------------------------------------------------------
                                                 CLASS I
-----------------------------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding
  throughout each period):
Net asset value - beginning of period             $20.03           $20.97           $20.26          $17.52             $14.33
                                                  ------           ------           ------          ------             ------
Income from investment operations# -
  Net investment income                           $ 0.08           $ 0.15           $ 0.18          $ 0.24             $ 0.26
  Net realized and unrealized gain (loss) on
    investments and foreign currency               (2.13)           (0.16)            1.28            3.77               4.44
                                                  ------           ------           ------          ------             ------
      Total from investment operations            $(2.05)          $(0.01)          $ 1.46          $ 4.01             $ 4.70
                                                  ------           ------           ------          ------             ------
Less distributions declared to shareholders -
  From net investment income                      $ --             $(0.11)          $(0.16)         $(0.22)            $(0.23)
  From net realized gain on investments and
    foreign currency transactions                  (0.14)           (0.81)           (0.58)          (1.05)             (1.27)
  In excess of net investment income                --              (0.00)+++        (0.01)          (0.00)+++          (0.01)
  In excess of net realized gain on
    investments and foreign currency
    transactions                                    --              (0.01)           --               --                 --
                                                  ------           ------           ------          ------             ------
      Total distributions declared to
        shareholders                              $(0.14)          $(0.93)          $(0.75)         $(1.27)            $(1.51)
                                                  ------           ------           ------          ------             ------
Net asset value - end of period                   $17.84           $20.03           $20.97          $20.26             $17.52
                                                  ======           ======           ======          ======             ======
Total return                                      (10.24)%++         0.01%            7.38%          23.40%             33.30%++
Ratios (to average net assets)/
  Supplemental data:
  Expenses##                                        0.52%+           0.52%            0.52%           0.41%              0.41%+
  Net investment income                             0.79%+           0.73%            0.90%           1.19%              1.42%+
Portfolio turnover                                    40%              68%              62%             54%                44%
Net assets at end of period
  (000,000 Omitted)                                  $75             $199             $233            $230                $23

   * For the period from the inception of Class I shares, January 2, 1997, through December 31, 1997.
   + Annualized.
  ++ Not annualized.
 +++ Per share amount was less than $(0.01).
   # Per share data are based on average shares outstanding.
  ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.

See notes to financial statements.

Financial Highlights - continued
----------------------------------------------------------------------------------------------------------
                                                                SIX MONTHS ENDED                YEAR ENDED
                                                                   JUNE 30, 2001              DECEMBER 31,
                                                                     (UNAUDITED)                     2000*
----------------------------------------------------------------------------------------------------------
                                                                         CLASS J
----------------------------------------------------------------------------------------------------------
Per share data (for a share outstanding throughout each period):
Net asset value - beginning of period                                     $19.65                    $20.69
                                                                          ------                    ------
Income from investment operations# -
  Net investment loss                                                     $(0.01)                   $(0.05)
  Net realized and unrealized loss on investments and foreign
    currency                                                               (2.09)                    (0.16)
                                                                          ------                    ------
      Total from investment operations                                    $(2.10)                   $(0.21)
                                                                          ------                    ------
Less distributions declared to shareholders -
  From net investment income                                              $ --                     $(0.01)
  From net realized gain on investments and foreign currency
    transactions                                                           (0.14)                    (0.81)
  In excess of net investment income                                        --                       (0.00)+++
  In excess of net realized gain on investments and foreign currency
    transactions                                                            --                       (0.01)
                                                                          ------                    ------
      Total distributions declared to shareholders                        $(0.14)                   $(0.83)
                                                                          ------                    ------
Net asset value - end of period                                           $17.41                    $19.65
                                                                          ======                    ======
Total return(+)                                                           (10.65)%++                  0.97%
Ratios (to average net assets)/Supplemental data:
  Expenses##                                                                1.53%+                    1.52%
  Net investment loss                                                      (0.12)%+                  (0.26)%
Portfolio turnover                                                            40%                       68%
Net assets at end of period (000,000 Omitted)                                 $2                        $2

  * The inception date of Class J shares was December 31, 1999. There was no operating activity associated with Class J shares for the period ended December 31, 1999.
  + Annualized.
 ++ Not annualized.
+++ Per share amount was less than $(0.01).
  # Per share data are based on average shares outstanding.
 ## Ratios do not reflect expense reductions from directed brokerage and certain expense offset arrangements.
(+) Total returns for Class J shares do not include the applicable sales charge. If the charge had been included, the results would have been lower.

See notes to financial statements.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

(1) Business and Organization
Massachusetts Investors Trust (the trust) was organized as a common law trust under the laws of the Commonwealth of Massachusetts in 1924 and is registered under the Investment Company Act of 1940, as amended, as an open-end diversified management investment company.

(2) Significant Accounting Policies
General - The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates. The trust can invest in foreign securities. Investments in foreign securities are vulnerable to the effects of changes in the relative values of the local currency and the U.S. dollar and to the effects of changes in each country's legal, political, and economic environment.

Investment Valuations - Equity securities listed on securities exchanges are reported at market value using last sale prices. On June 30, 2001, equity securities reported through the NASDAQ system are reported at fair value due to NASDAQ system issues. Unlisted equity securities or listed equity securities for which last sale prices are not available are reported at market value using last quoted bid prices. Debt securities (other than short-term obligations which mature in 60 days or less), including listed issues and forward contracts, are valued on the basis of valuations furnished by dealers or by a pricing service with consideration to factors such as institutional- size trading in similar groups of securities, yield, quality, coupon rate, maturity, type of issue, trading characteristics, and other market data, without exclusive reliance upon exchange or over-the-counter prices. Short- term obligations, which mature in 60 days or less, are valued at amortized cost, which approximates market value. Securities for which there are no such quotations or valuations are valued in good faith, at the direction of the Trustees.

Repurchase Agreements - The trust may enter into repurchase agreements with institutions that the trust's investment adviser has determined are creditworthy. Each repurchase agreement is recorded at cost. The fund trust requires that the securities collateral in a repurchase transaction be transferred to the custodian in a manner sufficient to enable the trust to obtain those securities in the event of a default under the repurchase agreement. The trust monitors, on a daily basis, the value of the collateral to ensure that its value, including accrued interest, is greater than amounts owed to the trust under each such repurchase agreement. The trust, along with other affiliated entities of Massachusetts Financial Services Company (MFS), may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Foreign Currency Translation - Investment valuations, other assets, and liabilities initially expressed in foreign currencies are converted each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investments, income, and expenses are converted into U.S. dollars based upon currency exchange rates prevailing on the respective dates of such transactions. Gains and losses attributable to foreign currency exchange rates on sales of securities are recorded for financial statement purposes as net realized gains and losses on investments. Gains and losses attributable to foreign exchange rate movements on income and expenses are recorded for financial statement purposes as foreign currency transaction gains and losses. That portion of both realized and unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

Deferred Trustee Compensation - Under a Deferred Compensation Plan (the plan) independent Trustees may elect to defer receipt of all or a portion of their annual compensation. Deferred amounts are treated as though equivalent dollar amounts had been invested in shares of the trust or other MFS funds selected by the Trustee. Deferred amounts represent an unsecured obligation of the trust until distributed in accordance with the plan.

Security Loans - State Street Bank and Trust Company ("State Street"), as lending agent, may loan the securities of the trust to certain qualified institutions (the "Borrowers") approved by the trust. The loans are collateralized at all times by U.S. Treasury securities in an amount at least equal to the market value of the securities loaned. State Street provides the trust with indemnification against Borrower default. The trust bears the risk of loss with respect to the investment of cash collateral.

On loans collateralized by U.S. Treasury securities, a fee is received from the Borrower, and is allocated between the trust and the lending agent. Income from securities lending is included in interest income on the Statement of Operations. The dividend and interest income earned on the securities loaned is accounted for in the same manner as other dividend and interest income.

At June 30, 2001, there were no securities on loan.

Forward Foreign Currency Exchange Contracts - The trust may enter into forward foreign currency exchange contracts for the purchase or sale of a specific foreign currency at a fixed price on a future date. Risks may arise upon entering into these contracts from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of a foreign currency relative to the U.S. dollar. The trust may enter into forward contracts for hedging purposes as well as for non-hedging purposes. For hedging purposes, the trust may enter into contracts to deliver or receive foreign currency it will receive from or require for its normal investment activities. The trust may also use contracts in a manner intended to protect foreign currency-denominated securities from declines in value due to unfavorable exchange rate movements. For non-hedging purposes, the trust may enter into contracts with the intent of changing the relative exposure of the trust's portfolio of securities to different currencies to take advantage of anticipated changes. The forward foreign currency exchange contracts are adjusted by the daily exchange rate of the underlying currency and any gains or losses are recorded as unrealized until the contract settlement date. On contract settlement date, the gains or losses are recorded as realized gains or losses on foreign currency transactions.

Investment Transactions and Income - Investment transactions are recorded on the trade date. Interest income is recorded on the accrual basis. All discount and premium is accreted or amortized for financial statement purposes in accordance with generally accepted accounting principles. All discount is accreted for tax reporting purposes as required by federal income tax regulations. Dividends received in cash are recorded on the ex-dividend date. Dividend and interest payments received in additional securities are recorded on the ex-dividend or ex-interest date in an amount equal to the value of the security on such date.

Fees Paid Indirectly - The trust's custody fee is reduced according to an arrangement that measures the value of cash deposited with the custodian by the trust. During the period, the trust's custodian fees were reduced by $560,565 under this arrangement. The trust has entered into a directed brokerage agreement, under which the broker will credit the trust a portion of the commissions generated, to offset certain expenses of the trust. For the period, the trust's custodian fees were reduced by $434,706 under this agreement. These amounts are shown as a reduction of expenses on the Statement of Operations.

Tax Matters and Distributions - The trust's policy is to comply with the provisions of the Internal Revenue Code (the Code) applicable to regulated investment companies and to distribute to shareholders all of its net taxable income, including any net realized gain on investments. Accordingly, no provision for federal income or excise tax is provided.

Distributions to shareholders are recorded on the ex-dividend date. The trust distinguishes between distributions on a tax basis and a financial reporting basis and only distributions in excess of tax basis earnings and profits are reported in the financial statements as distributions from paid-in capital. Differences in the recognition or classification of income between the financial statements and tax earnings and profits, which result in temporary over-distributions for financial statement purposes, are classified as distributions in excess of net investment income or net realized gains. These differences primarily relate to foreign denominated investments, futures, and amortization and accretion on debt securities.

Multiple Classes of Shares of Beneficial Interest - The trust offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the trust based on daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. Differences in per share dividend rates are generally due to differences in separate class expenses.

(3) Transactions with Affiliates
Investment Adviser - The trust has an investment advisory agreement with Massachusetts Financial Services Company (MFS) to provide overall investment advisory and administrative services, and general office facilities. The management fee is computed daily and paid monthly at an annual rate of 0.33% of the trust's average daily net assets.

The trust pays no compensation directly to its Trustees who are officers of the investment adviser, or to officers of the trust, all of whom receive remuneration for their services to the trust from MFS. Certain officers and Trustees of the trust are officers or directors of MFS, MFS Fund Distributors, Inc. (MFD), and MFS Service Center, Inc. (MFSC). The trust has an unfunded defined benefit plan for all of its independent Trustees. Included in Trustees' compensation is a net periodic pension expense of $14,892 for the six months ended June 30, 2001.

Administrator - The trust has an administrative services agreement with MFS to provide the trust with certain financial, legal, shareholder servicing, compliance, and other administrative services. As a partial reimbursement for the cost of providing these services, the trust incurs an administrative fee at the following annual percentages of the trust's average daily net assets:

              First $2 billion                           0.0175%
              Next $2.5 billion                          0.0130%
              Next $2.5 billion                          0.0005%
              In excess of $7 billion                    0.0000%

Distributor - MFD, a wholly owned subsidiary of MFS, as distributor, received $671,897 for the six months ended June 30, 2001, as its portion of the sales charge on sales of Class A shares of the trust.

The Trustees have adopted a distribution plan for Class A, Class B, Class C, and Class J shares pursuant to Rule 12b-1 of the Investment Company Act of 1940 as follows:

The trust's distribution plan provides that the trust will pay MFD up to 0.35% per annum of its average daily net assets attributable to Class A shares in order that MFD may pay expenses on behalf of the trust related to the distribution and servicing of its shares. These expenses include a service fee paid to each securities dealer that enters into a sales agreement with MFD of up to 0.25% per annum of the trust's average daily net assets attributable to Class A shares which are attributable to that securities dealer and a distribution fee to MFD of up to 0.10% per annum of the trust's average daily net assets attributable to Class A shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $839,374 for the six months ended June 30, 2001. Fees incurred under the distribution plan during the six months ended June 30, 2001, were 0.35% of average daily net assets attributable to Class A shares on an annualized basis.

The trust's distribution plan provides that the trust will pay MFD a distribution fee of 0.75% per annum, and a service fee of up to 0.25% per annum, of the trust's average daily net assets attributable to Class B and Class C shares. MFD will pay to securities dealers that enter into a sales agreement with MFD all or a portion of the service fee attributable to Class B and Class C shares, and will pay to such securities dealers all of the distribution fee attributable to Class C shares. The service fee is intended to be consideration for services rendered by the dealer with respect to Class B and Class C shares. MFD retains the service fee for accounts not attributable to a securities dealer, which amounted to $53,902 and $5,346 for Class B and Class C shares, respectively, for the six months ended June 30, 2001. Fees incurred under the distribution plan during the six months ended June 30, 2001, were 1.00% and 1.00% of average daily net assets attributable to Class B and Class C shares, respectively, on an annualized basis.

The trust's distribution plan provides that the trust will pay MFD a distribution fee of up to 0.75% per annum, and a service fee of up to 0.25% per annum, of the trust's average daily net assets attributable to Class J shares. Class J shares are available for distribution through Monex, Inc. ("Monex") and its network of financial intermediaries. Monex also serves as the trust's Agent Company in Japan, and in that capacity represents the trust before Japanese regulatory authorities. MFD will pay to Monex all of the service fee attributable to Class J shares. Out of the distribution fee, MFD will pay to Monex 0.615% per annum of average net assets attributable to Class J shares and will retain the remaining 0.135%. A portion of the distribution fee to Monex, equal to 0.05% per annum of the trust's average daily net assets attributable to Class J shares, is paid to cover its services as the trust's Agent Company. Fees incurred under the distribution plan during the six months ended June 30, 2001, were 1.00% of average net assets attributable to Class J shares on an annualized basis.

Certain Class A and Class C shares are subject to a contingent deferred sales charge in the event of a shareholder redemption within 12 months following purchase. A contingent deferred sales charge is imposed on shareholder redemptions of Class B shares in the event of a shareholder redemption within six years of purchase. MFD receives all contingent deferred sales charges. Contingent deferred sales charges imposed during the six months ended June 30, 2001, were $39,943, $5,106,755, and $100,484 for Class A, Class B, and Class C
shares, respectively.

Shareholder Servicing Agent - MFSC, a wholly owned subsidiary of MFS, earns a fee for its services as shareholder servicing agent. The fee is calculated as a percentage of the trust's average daily net assets at an annual rate of 0.10%.

(4) Portfolio Securities
Purchases and sales of investments, other than purchased option transactions and short-term obligations, were as follows:

                                                PURCHASES             SALES
--------------------------------------------------------------------------------
Investments (non-U.S. government
securities)                                $4,958,319,738    $5,264,150,155
                                           --------------    --------------

The cost and unrealized appreciation and depreciation in the value of the investments owned by the trust, as computed on a federal income tax basis, are as follows:

Aggregate cost                                               $10,737,885,170
                                                             ---------------
Gross unrealized appreciation                                $ 2,104,529,314
Gross unrealized depreciation                                   (689,171,724)
                                                             ---------------
    Net unrealized appreciation                              $ 1,415,357,590
                                                             ===============

(5) Shares of Beneficial Interest
The trust's Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest. The Trustees have authorized 5,000,000,000 full and fractional shares of beneficial interest. Transactions in trust shares were as follows:

Class A shares

                                       SIX MONTHS ENDED JUNE 30, 2001          YEAR ENDED DECEMBER 31, 2000
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             75,705,576    $ 1,403,114,504        119,520,379    $ 2,470,814,535
Shares issued to shareholders in
  reinvestment of distributions          2,505,939         42,972,551         12,477,015        250,253,687
Shares reacquired                      (85,731,665)    (1,585,446,424)      (156,798,902)    (3,232,892,514)
                                   ---------------    ---------------    ---------------    ---------------
    Net decrease                        (7,520,150)   $  (139,359,369)       (24,801,508)   $  (511,824,292)
                                   ===============    ===============    ===============    ===============

Class B shares

                                       SIX MONTHS ENDED JUNE 30, 2001          YEAR ENDED DECEMBER 31, 2000
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                             16,724,815    $   304,244,794         48,316,577    $   981,235,294
Shares issued to shareholders in
  reinvestment of distributions          1,820,210         30,616,027          8,705,437        171,523,229
Shares reacquired                      (22,468,457)      (405,675,542)       (66,027,800)    (1,336,050,740)
                                   ---------------    ---------------    ---------------    ---------------
    Net decrease                        (3,923,432)   $   (70,814,721)        (9,005,786)   $  (183,292,217)
                                   ===============    ===============    ===============    ===============

Class C shares

                                       SIX MONTHS ENDED JUNE 30, 2001          YEAR ENDED DECEMBER 31, 2000
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                              6,582,770    $   119,551,621         19,773,587    $   399,404,075
Shares issued to shareholders in
  reinvestment of distributions            406,752          6,809,342          1,894,330         37,124,335
Shares reacquired                       (8,775,142)      (157,107,685)       (22,692,187)      (457,375,011)
                                   ---------------    ---------------    ---------------    ---------------
    Net decrease                        (1,785,620)   $   (30,746,722)        (1,024,270)   $   (20,846,601)
                                   ===============    ===============    ===============    ===============

Class I shares

                                       SIX MONTHS ENDED JUNE 30, 2001          YEAR ENDED DECEMBER 31, 2000
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                546,449    $    10,228,095          4,226,118    $    88,723,286
Shares issued to shareholders in
  reinvestment of distributions             29,292            526,483            410,342          8,248,963
Shares reacquired                       (6,293,847)      (124,558,618)        (5,833,549)      (121,534,650)
                                   ---------------    ---------------    ---------------    ---------------
    Net decrease                        (5,718,106)   $  (113,804,040)        (1,197,089)   $   (24,562,401)
                                   ===============    ===============    ===============    ===============

Class J shares

                                       SIX MONTHS ENDED JUNE 30, 2001          YEAR ENDED DECEMBER 31, 2000
                                   ----------------------------------    ----------------------------------
                                            SHARES             AMOUNT             SHARES             AMOUNT
----------------------------------------------------------------------------------------------------------
Shares sold                                 13,550    $       247,214            111,150    $     2,253,187
Shares reacquired                           (5,980)          (111,050)           (17,730)          (365,715)
                                   ---------------    ---------------    ---------------    ---------------
    Net increase                             7,570    $       136,164             93,420    $     1,887,472
                                   ---------------    ---------------    ---------------    ---------------

(6) Line of Credit
The trust and other affiliated funds participate in a $1.225 billion unsecured line of credit provided by a syndication of banks under a line of credit agreement. Borrowings may be made for temporary financing needs. Interest is charged to each fund, based on its borrowings, at a rate equal to the bank's base rate. In addition, a commitment fee, based on the average daily unused portion of the line of credit, is allocated among the participating funds at the end of each quarter. The commitment fee allocated to the trust for the six months ended June 30, 2001, was $80,372. The trust had no borrowings during the period.

(7) Financial Instruments
The trust trades financial instruments with off-balance-sheet risk in the normal course of its investing activities in order to manage exposure to market risks such as interest rates and foreign currency exchange rates. These financial instruments include forward foreign currency exchange contracts. The notional or contractual amounts of these instruments represent the investment the trust has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered.

Forward Foreign Currency Exchange Contracts

                                                                                                               NET
                                              CONTRACTS TO                              CONTRACTS       UNREALIZED
               SETTLEMENT DATE             DELIVER/RECEIVE       IN EXCHANGE FOR         AT VALUE     DEPRECIATION
--------------------------------------------------------------------------------------------------------------------
Sales                  9/17/01               SEK    88,704            $8,065,393       $8,151,709        $(86,316)

Abbreviations have been used throughout this report to indicate amounts shown in currencies other than the U.S. Dollar. A list of abbreviations is shown below.

SEK = Swedish Kronor

At June 30, 2001, the trust had sufficient cash and/or securities to cover any commitments under these contracts.

MFS(R) MASSACHUSETTS INVESTORS TRUST

TRUSTEES                                 ASSISTANT TREASURERS
John W. Ballen * - President,            Mark E. Bradley*
MFS Investment Management                Robert R. Flaherty*
                                         Laura F. Healy*
William R. Gutow+ - Private Investor     Ellen Moynihan*
and Real Estate Consultant; Vice
Chairman, Entertainment Management       SECRETARY
Company (video franchise)                Stephen E. Cavan*
                                         Assistant Secretary
J. Atwood Ives+ - Private Investor       James R. Bordewick, Jr.*

Lawrence T. Perera+ - Partner,           CUSTODIAN
Hemenway & Barnes (attorneys)            State Street Bank and Trust Company

William J. Poorvu+ - Adjunct             INVESTOR INFORMATION
Professor, Harvard University Graduate   For information on MFS mutual funds,
School of Business Administration        call your investment professional or,
                                         for an information kit, call toll
Charles W. Schmidt+ - Private Investor   free: 1-800-637-2929 any business day
                                         from 9 a.m. to 5 p.m. Eastern time (or
Arnold D. Scott* - Senior Executive      leave a message anytime).
Vice President and Director
MFS Investment Management                INVESTOR SERVICE
                                         MFS Service Center, Inc.
Jeffrey L. Shames* - Chairman and        P.O. Box 2281
Chief Executive Officer,             Boston, MA 02107-9906
MFS Investment Management
                                         For general information, call toll
Elaine R. Smith+ - Independent           free: 1-800-225-2606 any business day
Consultant                               from 8 a.m. to 8 p.m. Eastern time.

David B. Stone+ - Chairman Emeritus      For service to speech- or
and Director, North American             hearing-impaired individuals, call
Management Corp. (investment adviser)    toll free: 1-800-637-6576 any business
                                         day from 9 a.m. to 5 p.m. Eastern
INVESTMENT ADVISER                       time. (To use this service, your phone
Massachusetts Financial Services         must be equipped with a
Company 500 Boylston Street              Telecommunications Device for the
Boston, MA 02116-3741                    Deaf.)

DISTRIBUTOR                              For share prices, account balances,
MFS Fund Distributors, Inc.              exchanges, or stock and bond outlooks,
500 Boylston Street                      call toll free: 1-800-MFS-TALK
Boston, MA 02116-3741                    (1-800-637-8255) anytime from a
                                         touch-tone telephone.
CHAIRMAN AND PRESIDENT
Jeffrey L. Shames*                       WORLD WIDE WEB
                                         www.mfs.com
PORTFOLIO MANAGERS
Mitchell D. Dynan*
John D. Laupheimer, Jr.*
Liehar Moy*
Brooks Taylor*

TREASURER
James O. Yost*

* MFS Investment Management
+ Independent Trustee

MASSACHUSETTS                                                   -------------
INVESTORS TRUST                                                   PRSRT STD
                                                                U. S. Postage
[logo] M F S(R)                                                     Paid
INVESTMENT MANAGEMENT                                                MFS
                                                                -------------
500 Boylston Street
Boston, MA 02116- 3741

(C)2001 MFS Investment Management (R).
MFS(R) investment products are offered through MFS Fund Distributors, Inc., 500 Boylston Street, Boston, MA 02116.

                                              MIT-3 8/01 921M 12/212/312/712/812